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                       Exhibit 10(a)


                COMMERCIAL PROMISSORY NOTE

$500,000.00     25 S. Charles St., Balto., MD      9/30/98
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  (Amount)        (Bank office and location)

Subject to the provisions of this Commercial Promissory Note (this "Promissory Note"), The First National Bank of Maryland (the "Bank") may, in its sole and absolute discretion and at any time and from time to time hereafter, lend to the Undersigned (the "Maker" whether one or more than one) such sums of money as may be requested orally or in writing by the Maker (or by any one or more of the Maker if more than one) up to but not exceeding in the aggregate at any one time outstanding the principal amount of Five Hundred Thousand Dollars.
-----------------------------

The Maker promises (jointly and severally if more than one) to pay to the order of the Bank the face amount of this Promissory Note, or so much thereof as may then be advanced and outstanding hereunder (the total of all such advances outstanding at the time of determination being herein called the "Principal Amount") on demand.

The Maker promises (jointly and severally if more than one) to pay to the order of the Bank whenever demanded by the Bank interest (calculated on a daily basis) on the Principal Amount from time to time outstanding hereunder from the date hereof until the maturity of this Promissory Note (whether by acceleration, declaration, extension or otherwise) at the per annum rate of interest indicated below.

Interest Rate Schedule.

The per annum rate of interest on the Principal Amount of this Promissory Note from the date hereof until maturity of this Promissory Note (whether by acceleration, declaration, extension or otherwise) shall be one of the following options elected from time to time by the Maker: (a) a floating and fluctuating rate equal to the greater of: (i) that rate announced from time to time by the Bank as its "prime rate"; or (ii) the average rate,

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rounded to the nearest 1/10 of 1% for 90-day maturity dealer placed commercial paper for the week most recently reported in the Federal Reserve Statistical Release No. H-15(519), entitled "Weekly Summary of Banking and Credit Measures", or any succeeding publication; or (b) a daily adjusting rate of interest equal to the one (1) month London Interbank Offered Rate as quoted by the Bank two (2) Business Days (hereinafter defined) prior to the date such rate is to be effective, adjusted for any Federal Reserve Board reserve requirements imposed upon the Bank from time to time, plus two hundred fifteen (215) basis points. The interest rate option elected by the Maker shall remain in effect until such time as the other interest rate option is elected by the Maker. The term "Business Day" shall mean any day on which commercial banks are open for domestic and international business, including dealings in Dollar (hereinafter defined) deposits. The term "Dollar" shall mean lawful money of the United States of America.

Late Charge.

If the Maker fails to make payment of the Principal Amount or of interest thereon within fifteen (15) days of the date due and payable, the Maker shall pay to the Bank on demand a late charge equal to five percent (5%) of the amount of any such payment.

Additional Provisions.

Within such limits the Maker may borrow, prepay in full at any time and in part from time to time, and reborrow hereunder from the date hereof until the maturity of this Promissory Note (whether by acceleration, declaration, extension or otherwise) provided, that the Principal Amount outstanding hereunder may be reduced to zero from time to time and thereafter advances on account of the Principal Amount may be made by the Bank to the Maker without affecting the continuing validity of this Promissory Note.

Interest on this Promissory Note shall be calculated on the basis of a 360 day year applied to the actual number of days the Principal amount, or any portion thereof, is outstanding.

After maturity of this Promissory Note (whether by acceleration, declaration, extension or otherwise), the unpaid balance of the Principal amount outstanding on the date of maturity plus accrued and unpaid interest earned to maturity shall bear interest at a

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per annum rate of interest which is equal to the rate of interest on the Principal Amount of this Promissory Note until maturity, as provided above, plus 2% per annum.

Application of Payments.
All payments made pursuant to this Promissory Note shall be applied first to accrued and unpaid interest, then to unpaid expenses and charges payable hereunder, and then to principal, or in such other order or proportion as the holder, in the holder's sole discretion, may elect from time to time.

Security.

Sums due under this Promissory Note are secured by, and the Maker grants to the Bank a security interest in, all deposits and property of the Maker now or at any time hereafter in the possession of or on deposit with the Bank whether as custodian or depository or in any other capacity. In addition, this Promissory Note is secured by any property described as collateral in any security agreement, mortgage, deed of trust, pledge agreement or other document previously, simultaneously, or hereafter entered into by the Maker in connection with any obligation or liability of the Maker to the Bank or any corporate affiliate of the Bank.

Default.

Any of the following will be a default under this Promissory
Note: (a) failure to pay any principal, expense, fee, charge or interest when due, or failure to perform any other obligations hereunder; (b) a default by any Maker upon any of the existing or
future obligations of any Maker to the Bank;   a default by any
guarantor or other person that is now or hereafter liable upon or in connection with any of the obligations of any Maker to the Bank or that has granted any lien or security interest to or for the benefit of the Bank to secure any of the obligations of any Maker to the Bank ("Other Obligor"), upon any of the existing or future obligations of any Other Obligor to the Bank; (d) a default in any other agreement, instrument or document between any Maker or Other Obligor and the Bank or any corporate affiliate of Bank, including, without limitation, any security document referred to above, whether previously, simultaneously, or hereafter entered into; (e)a material adverse change in the financial condition of any Maker or Other Obligor from that

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expressed in the financial statement most recently submitted to the Bank prior to the date of this Promissory Note, as determined in good faith by the Bank in its sole discretion; (f) institution of bankruptcy, insolvency, reorganization or receivership proceedings by or against any Maker or Other Obligor in any state or federal court; (g) the appointment of a receiver, assignee, custodian, trustee or similar official under any federal or state insolvency or creditors' rights law for any property of any Maker or Other Obligor; (h) failure of any Maker or Other Obligor to furnish to the Bank such collateral or additional collateral as the Bank may in good faith request; (I) any warranty, representation, or statement to the Bank by or on behalf of any Maker or Other Obligor proving to have been incorrect in any material respect when made or furnished; (j) the occurrence of any event which is, or would be with the passage of time or the giving of notice or both a default under any indebtedness of any Maker or Other Obligor to any person other than the Bank;(k) any material loss, theft or substantial damage, not fully insured for the benefit of the Bank, to any of the assets of any Maker or Other Obligor, or the sale, transfer, lease, encumbrance or other disposition of all or any material part of the assets of any Maker or Other Obligor other than in the ordinary course of business of the Maker or the Obligor; (l) the entry of any final judgement against any Maker or Other Obligor for the payment of money in excess of $5,000; (m) the levy or attachment of any assets of any Maker or Other Obligor; (n) the recordation of any federal, state or local tax lien against any Maker or Other Obligor; (o) a change of ownership or dissolution, merger, consolidation, liquidation or reorganization of any Maker or Other Obligor which is a corporation, partnership or other legal entity; (p) the death of any Maker or Other Obligor who is a natural person; (q) the failure of any Maker or Other Obligor to furnish to the Bank such financial information as the Bank may require from time to time; or (r) the determination in good faith by the Bank, in its sole discretion, that the ability of any Maker or Other Obligor to pay or perform any of their respective obligations to the Bank is impaired for any reason.


Remedies.

Upon a default, in addition to all other rights and remedies available to the holder of this Promissory Note under any other document or agreement between the Maker and the Bank or under

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applicable law, the holder of this Promissory Note, in the
holder's sole discretion and without notice or demand, may declare the entire unpaid principal balance plus accrued interest and all other sums due hereunder immediately due and payable.
The Maker agrees that a default under this Promissory Note is a default by the Maker under all other liabilities and obligations of the Maker to the holder, and that the holder shall have the right to declare immediately due and payable all of such other liabilities and obligations. Upon a default, the Maker authorizes any attorney admitted to practice before any court of record in the United States to appear on behalf of the Maker in any court in one or more proceedings, or before any clerk thereof or prothonotary or other court official, and to confess judgement against the Maker, without prior notice or opportunity of the Maker for prior hearing, in favor of the holder of this Promissory Note in the full amount due on this Promissory Note (including principal, accrued interest and any and all charges, fees and expenses) plus court costs, attorneys' fees equal to fifteen percent (15%) of the unpaid balance of principal, interest, charges, and other sums due hereunder. In addition to all other courts in which judgement may be confessed against the Maker upon this Promissory Note, the Maker agrees that venue and jurisdiction shall be proper in the Circuit Court of any County of the State of Maryland or of Baltimore City, Maryland, or in the United States District Court for the District of Maryland. The Maker waives the benefit of any and every statute, ordinance, or rule of court which may be lawfully waived conferring upon the Maker any right or privilege of exemption, homestead rights, stay of execution, or supplementary proceedings, or other relief from the enforcement or immediate enforcement of a judgement or related proceedings on a judgement. (Any judgement obtained by confession shall not constitute a lien on any real property located in Pennsylvania which is the residence of any Maker if this Promissory Note is in the original principal amount of $50,000 or less.) The authority and power to appear for and enter judgement against the Maker shall not be exhausted by one or more exercises thereof, or by an imperfect exercise thereof, and shall not be extinguished by any judgement entered pursuant thereto; such authority and power may be exercised on one or more occasions from time to time, in the same or different jurisdictions, as often as the holder shall deem necessary or advisable.



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Interest Rate After Judgment.

If judgment is entered against the Maker in this Promissory Note, the amount of the judgement entered (which may include principal, interest, charges, fees, and expenses) shall bear interest at the higher of the above-described default interest rate as determined on the date of the entry of the judgement, or the legal rate of interest then applicable to judgements in the jurisdiction in which judgment was entered.

Expenses of Collection.

The Maker shall pay all costs and expenses incurred by the Bank in collection sums due under this Promissory Note, including without limitation the costs of any lien, judgement or other record searches, appraisals, travel expenses and the like. In addition, if this Promissory Note is referred to an attorney for collection, whether or not judgment has been confessed or suit has been filed, the Maker shall pay all of the holder's costs, fees (including, but not limited to, the holder's attorney's fees, charges and expenses) and all other expenses resulting from such referral.

Negotiable Instruments.

The Maker agrees that this Promissory Note shall be deemed to be a negotiable instrument, even though this Promissory Note may not qualify under applicable law, absent this paragraph, as a negotiable instrument.

Waivers.

The Maker, and all parties to this Promissory Note, whether
Maker, indorser, or guarantor, waive presentment, demand, notice of dishonor and protest.

Extensions of Maturity.

All parties to this Promissory Note, whether Maker, indorser, or guarantor, agree that the maturity of this Promissory Note, or any payment due hereunder, may be extended at any time or from time to time by the Bank without releasing, discharging, or affecting the liability of such party.


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Notices.

Any notice or demand required or permitted by or in connection with this Promissory Note, without implying the obligation to provide any notice or demand, shall be in writing at the address set forth below or to such other address as may be hereafter specified by written notice to the Bank by the Maker. Any such notice or demand shall be deemed to be effective as of the date of hand delivery or facsimile transmission, one (1) day after dispatch if sent by telegraph, mailgram, or overnight delivery, express mail or federal express, or three (3) days after mailing if sent by first class mail with postage prepaid.

Assignability.

This Promissory Note may be assigned by the Bank or any holder at any time.

Joint and Several Liability.

If more than one person or entity is executing this Promissory
Note as Maker, all liability under this Promissory Note shall be joint and several with respect to each of such persons or entities.

Binding Nature

This Promissory Note shall inure to the benefit of and be enforceable by the Bank and the Bank's successors and assigns and any other person to whom the Bank may grant an interest in the Maker's obligations to the Bank, and shall be binding and enforceable against the Maker and the Maker's personal representatives, successors and assigns.

Invalidity of any Part.

If any provisions or part of any provision of this Promissory Note shall for any reason be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Promissory Note, and this Promissory Note shall be construed as if such invalid, illegal or unenforceable provision or part thereof had never been contained herein, but only to the extent of its invalidity, illegality or unenforceability.

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Maximum Rate of Interest; Commercial Loan.

Notwithstanding any provision of this Promissory Note to the contrary, the Maker shall not be obligated to pay interest hereunder in excess of the maximum rate of interest permitted by the laws of any state determined to govern this Promissory Note or the laws of the United States applicable to loans in such state. If any provision of this Promissory Note shall ever be construed to require the payment of any amount of interest in excess of that permitted by applicable law, then the interest to be paid hereunder shall be held subject to reduction to the amount allowed under applicable law, and any sums paid in excess of the interest rate allowed by law shall be applied in reduction of the principal balance outstanding under this Promissory Note. The Maker acknowledges that it has been contemplated at all times by the Maker that the laws of the State of Maryland will govern the maximum rate of interest that it is permissible for the holder of this Promissory Note to charge the Maker under this Promissory Note. The Maker warrants that this Promissory Note evidences a loan made solely to acquire or carry on a business or commercial enterprise.

Choice of Law; Consent to Venue and Jurisdiction.

This Promissory Note shall be governed, construed and interpreted in accordance with the laws of the State of Maryland, even if the Maryland rules governing conflicts of laws would otherwise require that the laws of another jurisdiction govern this Promissory Note. The Maker consents to the jurisdiction and venue of the courts of any county in the State of Maryland or the courts of Baltimore City, Maryland and to the jurisdiction and venue of the United States District Court for the District of Maryland in any action or judicial proceeding brought to enforce, construe or interpret this Promissory Note.

Unconditional Obligations.

The Maker's obligations under this Promissory Note shall be the absolute and unconditional duties and obligations of the Maker and shall be independent of any rights of set-off, recoupment or counterclaim which the Maker might otherwise have against the holder of this Promissory Note, and the Maker shall pay absolutely the payments of principal, interest, fees, charges and


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expenses required hereunder, free of any deductions and without abatement, diminution or set-off.

Actions Against Bank.

Any action brought by the Maker against the Bank which is based, directly or indirectly, or in whole or in part, upon this Promissory Note or any matter related to this Promissory Note shall be brought only in the courts of the State of Maryland.

Waiver of Jury Trial.

The Maker (by execution of this Promissory Note) and the Bank (by acceptance of this Promissory Note) agree that any suit, action, or proceeding, whether claim or counterclaim, brought or instituted by the Maker or the Bank on or with respect to this Promissory Note or which in any way relates, directly or indirectly, to the obligations of the Maker to the Bank under this Promissory Note, or the dealings of the parties with respect thereto, shall be tried only by a court and not by a jury. The Maker and the Bank hereby expressly waive any right to a trial by jury in any such suit, action, or proceeding. The Maker and the Bank acknowledge and agree that this provision is a specific and material aspect of the agreement between the parties and that the Bank would not enter into the transaction with the Maker if this provision were not a part of their agreement.

Miscellaneous.

This Promissory Note shall be deemed to be made in, and shall be governed by the laws of, the State of Maryland, and is made under the provisions of Section 12-101 and the following of the Commercial Law Article, Annotated Code of Maryland.

The signature(s) and seal(s) of the Maker are subscribed to this Promissory Note the day and year written above.

Witness/Attest:               PharmaKinetics Laboratories, Inc.

/s/Anne E. Quirk              By:/s/James K. Leslie (Seal)
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                              /s/Taryn L. Kunkel
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